LOAN AND SECURITY AGREEMENT

THIS AGREEMENT dated as of the 9th day of July, 2003.

BETWEEN:

AUGUST BIOMEDICAL CORPORATION , of
PO Box 73575, 1014 Robson Street
Vancouver, BC, Canada V6E 4L9

(hereinafter called the "Borrower")

                                        OF THE FIRST PART

AND:

648613 B.C. LTD. , of
Suite 1600, 609 Granville Street
Vancouver, BC, V7Y 1C3

(hereinafter called the "Lender")

                                        OF THE SECOND PART

WHEREAS :

A.        The Borrower is indebted to the Lender in the amount of $200,000 US (the “Indebtedness”) which amount is due and payable in full by August 30, 2003 (the “Payment Date”);

B.        The Borrower has requested that he lender forgo demanding full payment on the Payment Date.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties hereto mutually covenant and agree as follows:

1.        INTERPRETATION

1.1        Definitions . Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a)    "Agreement" means this Loan and Security Agreement including the Schedules hereto together with any amendments thereof;

(b)    "Event of Default" means any event set forth in paragraph 5.1;

(c)   "Indebtedness" means the $200,000 (US) to be paid by the Borrower in accordance with this Agreement;

(d)   “Patents” means patents and patent applications covering technology for Fluorescence Scope System for Dermatologic Diagnosis, as more particularly described in Schedule A hereto.

(e)    "Principal Sum" means the sum of $200,000 (US).

1.2        Number and Gender . Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3        Headings . The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4        References . Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedules hereto, together with any amendments thereof.

1.5        Currency . All dollar amounts expressed herein refer to lawful currency of the United States of America.

2.        INDEBTEDNESS

2.1        Acknowledgment of Indebtedness . The Borrower hereby acknowledges that it is indebted to the Lender in the amount of the Principal Sum. The Indebtedness shall be repaid as follows:

a.    $25,000 on or before July 15, 2003;
b.    an additional $75,000 on or before August 15, 2003; and
c.    the balance of $100,000 on or before September 15, 2003.

2.2        Interest . The Borrower shall, before the Maturity Date, pay on the amount of the Principal Sum remaining unpaid from time to time interest at a rate of 1% per month, payable monthly on the 9 th day of each month. In the event of default, the Borrower shall pay interest from the date of default at the rate of 2% per month compounded monthly.

2.3        Pre-Payment . The Borrower may pre-pay all or any portion of the Indebtedness at any time prior to the Maturity Date.

3.        SECURITY

3.1        Security . To secure the repayment of the Loan and the payment of all other monies due hereunder, the Borrower agrees to assign to the Lender all of the Borrower’s right title and interest in the Patents.

3.2        Concurrent with the execution of this Agreement, the Borrower shall execute an assignment of its interest in the Patents, in the form attached as Schedule “A” hereto (the “Assignment”).

3.2        In the event that the Borrower shall satisfy all of its obligations under this Agreement the Lender shall re-assign the interest in the Patents to the Borrower.

4.        REPRESENTATIONS AND WARRANTIES

4.1        Representations . The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a)   this Agreement has been duly authorized by all required corporate action on the part of the Borrower; and

(b)   the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation of the corporate constitution of the Borrower or any agreement to which the

     Borrower is a party.

4.2        Survival . All representations and warranties made hereunder shall survive the delivery of the Share Pledge Agreement to the Lender and shall continue in full force and effect for the benefit of the Lender.

5.        EVENTS OF DEFAULT AND REMEDIES

5.1        Events of Default . Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a)    if the Borrower defaults in the payment of any monies due under this Agreement as and when the same is due;

(b)    if the Borrower defaults in the observance or performance of any other provision hereof;

(c)    if an order is made or a resolution is passed or a petition is filed for the liquidation or winding-up of the Borrower; or

(d)    if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors.

5.2        Remedies Upon Default . Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. Within five days thereafter, if the Borrower shall not have remedied such Event of Default the Borrower shall forfeit its rights to return of its interest in the Patents and the Lender shall thereafter hold the interest in the Patents as beneficial owner free of any rights or interests of the Borrower;

5.3        Upon the Lender exercising its rights under paragraph 5.3 all obligations of the Debtor to the Creditor including the Indebtedness shall be extinguished.

6.        MISCELLANEOUS

6.1        Notices . Any notice required or permitted to be given under this Agreement shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

The Borrower:      August Biomedical Corporation
c/o O’Neill & Company
Suite 1880, 1055 West Georgia Street
Vancouver, BC, V6E 3P3
Telecopier No.: 604-687-6650

The Lender:       648613 B.C. Ltd.
Anfield Sujir Kennedy & Durno
Suite 1600, 609 Granville Street
Vancouver, BC, V7Y 1C3
Telecopier No.: 604-669-3877

Any notice so given shall:

(a)    if delivered, be deemed to have been given at the time of delivery;

(b)    if mailed by registered mail, be deemed to have been given on the fifth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c)  if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.
Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

6.2        Amendments . Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

6.3        Entire Agreement . This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

6.4        Action on Business Day . If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

6.5        No Merger of Judgment . The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

6.6        Severability . If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

6.7        Successors and Assigns . This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

6.8        Governing Law . This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia, Canada.

6.9        Time . Time is of the essence of this Agreement.

6.10        Headings . The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

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6.11        Independent Legal Advice . This Agreement has been prepared by O’Neill & Company acting solely on behalf of the Borrower and the Lender acknowledges that it has been advised to obtain independent legal advice.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

AUGUST BIOMEDICAL CORPORATION
by its authorized signatory:

/s/ Scott C. Houghton
______________________________
SCOTT C. HOUGHTON
Director

648613 B.C. LTD.
by its authorized signatory:

/s/ Donald Pady
______________________________
Name: Donald Pady
Title: President

SCHEDULE "A"

ASSIGNMENT OF RIGHTS

In consideration of the payment by ASSIGNEE to ASSIGNOR of good and valuable consideration the adequacy and receipt of which are hereby acknowledged.

ASSIGNOR, August Biomedical Corporation, Suite 500, 2300 West Sahara Avenue, Las Vegas, Nevada, U.S.A. 89102, a corporation of Nevada,

hereby sells, assigns, and transfers to:

ASSIGNEE 648613 BC Ltd., a corporation of British Columbia, and the successors, assigns, and legal representatives of the ASSIGNEE, the ASSIGNOR’S entire right, title, and interest throughout the world, including the United States, Canada, and other countries, including all rights to claim priority, in and to United States patent 6,021,344, issued February 1, 2000 and entitled FLUORESCENCE SCOPE SYSTEM FOR DERMATOLOGIC DIAGNOSIS , and corresponding Canadian patent application 2,192,036, Australia patent application AU5114198, European patent application EP0955870 , Japanese patent application JP2001504739T , and PCT patent application WO9824360 , and in and to all Letters Patent to be obtained from the invention embodied in such patent and applications, including any other regional or national patent, and any non-provisional, continuation, division, renewal, or substitute thereof, and as to any Letters Patent from any reissue or re-examination or other post-issuance review thereof.

ASSIGNOR hereby covenants that no assignment, sale, agreement, or encumbrance has been or will be made or entered into that conflicts with this assignment.

ASSIGNOR further covenants that ASSIGNEE will, upon its request, be provided promptly with all pertinent facts, documents relating to said invention and said Letters Patent and legal equivalents as may be known and accessible to the ASSIGNOR and will testify as to the same in any interference, litigation, or proceeding related thereto and will promptly execute and deliver to ASSIGNEE or its legal representatives any and all papers, instruments or affidavits required to apply for, obtain, maintain, issue, and enforce said patent, said invention, and said related instruments thereof that may be necessary or desirable to carry out the purpose thereof.

Assignment of United States patent 6,021,344, entitled Fluorescence Scope System For Dermatologic Diagnosis

ASSIGNOR: August Biomedical Corporation

Signature: ______________________________________________

Date:
Name:        Scott Houghton
Title:        President

I hereby declare under penalty of perjury that I was personally present and did see the ASSIGNOR, who is personally known to me to be the person named in the assignment, duly sign and execute the same on this ____________  day of _______________, 2003, of his own free will for the purpose therein expressed at the following location: _________________________________________________.

                                    .

WITNESS: _______________________________________________

Name: __________________________________________________

Signature: ________________________________________________

Assignment of United States patent 6,021,344, entitled Fluorescence Scope System For Dermatologic Diagnosis

ASSIGNEE: 648613 BC LTD.

Signature: ______________________________________________

Date:
Name:
Title:

I hereby declare under penalty of perjury that I was personally present and did see the ASSIGNEE, who is personally known to me to be the person named in the assignment, duly sign and execute the same on this ____________  day of _______________, 2003, of his own free will for the purpose therein expressed at the following location: _________________________________________________.

                                    .

WITNESS: _______________________________________________

Name: __________________________________________________

Signature: ________________________________________________

Assignment of United States patent 6,021,344, entitled Fluorescence Scope System For Dermatologic Diagnosis